EXHIBIT 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of Global ePoint, Inc., a Nevada corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the “Form 10-QSB”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2003	/s/ TORESA LOU

Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Global ePoint, Inc. and will be retained by Global ePoint, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.